Exhibit 10.1

Grant No.

SILICON GRAPHICS, INC.

DIRECTOR’S OPTION AGREEMENT

(First Option)

Silicon Graphics, Inc., a Delaware corporation (“SGI”), has granted                      an option to purchase a total of 50,000 shares of SGI’s Common Stock (the “Optioned Stock”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1993 Long-Term Incentive Stock Plan (the “Plan”) adopted by SGI which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

2. Exercise Price. The exercise price is $          for each share of Common Stock, which is 100% of the fair market value of the Common Stock as determined on the date of grant of this Option.

3. Exercise of Option. This option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(i) Right to Exercise.

(a) This Option shall become exercisable in two installments: the first fifty percent (50%) of the Optioned Stock on the first anniversary of the Grant Date and the second fifty percent (50%) of the Optioned Stock on the date of the next anniversary of the Grant Date, so long as the Optionee remains a Director.

(b) This Option may not be exercised for a fraction of a share.

(c) In the event of Optionee’s death, disability or other termination of service as a Director, the exercisability of this Option is governed by Sections 6, 7 and 8 of this Agreement.

(ii) Method of Exercise.

(a) This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person, by facsimile or by certified mail to the SGI’s Employee Stock Services Department. The written notice shall be accompanied by payment of the exercise price

(b) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash;

(ii) check;

(iii) surrender of other Shares of Common Stock of SGI of a value equal to the exercise price of the shares as to which the Option is being exercised which, in the case of shares acquired previously upon exercise of an option have been owned by the Optionee for more than six (6) months on the date of surrender; or

(iv) delivery of a properly executed exercise notice together with such other documentation as SGI and the broker, if applicable, shall require to effect an exercise of the Option and delivery to SGI of the sale of loan proceeds required to pay the exercise price.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Status as a Director. If the Optionee ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, if the Optionee is unable to continue his or her service as a Director as a result of the Optionee’s Disability, he or she may, but only within twelve (12) months from the date of termination, exercise this Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

8. Death of Optionee. In the event of the death of the Optionee during the term of this Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired.

9. Transferability of Option. Unless otherwise determined by the Committee to the contrary, this Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. This Option may not be exercised more than five (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares. (Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option.) Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

SILICON GRAPHICS, INC.,
a Delaware corporation

Sandra M. Escher
Senior Vice President, General Counsel and Secretary

Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

Optionee

Grant No.

SILICON GRAPHICS, INC.

DIRECTOR’S OPTION AGREEMENT

(Annual Option)

Silicon Graphics, Inc., a Delaware corporation (“SGI”), has granted to                      (the “Optionee”), as of                    , an option to purchase a total of 20,000 shares of SGI’s Common Stock (the “Optioned Stock”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1993 Long-Term Incentive Stock Plan (the “Plan”) adopted by SGI which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

2. Exercise Price. The exercise price is $          for each share of Common Stock, which is 100% of the fair market value of the Common Stock as determined on the date of grant of this Option.

3. Exercise of Option. This option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(i) Right to Exercise.

(a) This Option shall become exercisable in two installments: the first fifty percent (50%) of the Optioned Stock on the date of the next Annual Meeting and the second fifty percent (50%) of the Optioned Stock on the date of the next Annual Meeting, so long as the Optionee remains a Director.

(b) This Option may not be exercised for a fraction of a share.

(c) In the event of Optionee’s death, disability or other termination of service as a Director, the exercisability of this Option is governed by Sections 6, 7 and 8 of this Agreement.

(iii) Method of Exercise.

(a) This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person, by facsimile or by certified mail to SGI’s Employee Stock Services. The written notice shall be accompanied by payment of the exercise price

(b) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash;

(ii) check;

(iii) surrender of other Shares of Common Stock of SGI of a value equal to the exercise price of the shares as to which the Option is being exercised which, in the case of shares acquired previously upon exercise of an option have been owned by the Optionee for more than six (6) months on the date of surrender; or

(iv) delivery of a properly executed exercise notice together with such other documentation as SGI and the broker, if applicable, shall require to effect an exercise of the Option and delivery to SGI of the sale of loan proceeds required to pay the exercise price.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Status as a Director. If the Optionee ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its ten (10) year term has expired. To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, if the Optionee is unable to continue his or her service as a Director as a result of the Optionee’s Disability, he or she may, but only within twelve (12) months from the date of termination, exercise this Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its ten (10) year term has expired. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

8. Death of Optionee. In the event of the death of the Optionee during the term of this Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its ten (10) year term has expired.

9. Transferability of Option. Unless otherwise determined by the Committee to the contrary, this Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. This Option may not be exercised more than ten (10) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of SGI) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares. (Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option.) Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

SILICON GRAPHICS, INC.,
a Delaware corporation

Sandra M. Escher
Vice President, General Counsel and Secretary

Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

Optionee

(New Employee Grant)

SILICON GRAPHICS, INC

AMENDED AND RESTATED

1993 LONG-TERM INCENTIVE STOCK PLAN

NON STATUTORY STOCK OPTION GRANT AGREEMENT

Silicon Graphics, Inc., a Delaware corporation (“SGI”), has granted to the Optionee named on the attached NOTICE OF GRANT OF STOCK OPTION AND GRANT AGREEMENT (the “NOTICE”) which is incorporated herein by reference, an Option to purchase the total number of shares of Common Stock and at the price determined, both as set forth on the attached NOTICE, and in all respects subject to the terms, definitions and provisions of the 1993 Long-Term Incentive Stock Plan (the “Plan”) adopted by SGI which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

By accepting the NOTICE, Optionee acknowledges responsibility of reviewing the terms of the Plan and the related prospectus, copies of which are available at http://www-finance.corp.sgi.com/stock or upon request from Employee Stock Services (MS-645 or stock_support@sgi.com) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee further agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

1. Nature of the Option. This Option is a non-statutory option and is not intended to qualify for any special tax benefits to the Optionee.

2. Exercise Price. The exercise price for each share of Common Stock is as set forth in the attached NOTICE, which price is not less than the fair market value per share of the Common Stock on the date of grant.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(a) Right to Exercise.

(i) Subject to subsection 3(a) (ii) and (iii), below, this Option shall be exercisable, cumulatively, to the extent of twenty-five percent (25%) of the Shares subject to the Option on the one year anniversary of the date of grant as set forth in the attached NOTICE; thereafter the Shares subject to the Option shall be exercisable to the extent of six and one-quarter percent (6.25%) of the Shares subject to the Option every three months on each quarterly anniversary of the date of grant.

(ii) This Option may not be exercised for a fraction of a share.

(iii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8, and 9 below.

(b) Method of Exercise. This Option shall be exercisable by written notice signed by the Optionee and delivered to the Company’s Employee Stock Services group or by using the electronic exercise methods approved from time to time by Employee Stock Services (currently www.optionslink.com). If electronic exercise method is not chosen, such notice shall be in the form of Exhibit A (Stock Exercise Request) found at Employee Stock Services’website or upon request. The exercise notice shall be accompanied by payment of the exercise price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

4. Optionee’s Representations. In the event the shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to SGI his or her Investment Representation Statement in the form of Exhibit B, (available in Employee Stock Services) and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash; or

(ii) check; or

(iii) surrender of other Shares of Common Stock of the Company of a value equal to the exercise price of the shares as to which the Option is being exercised which, in the case of shares acquired previously upon exercise of an option have been owned by the Optionee for more than six (6) months on the date of surrender; or

(iv) delivery of a properly executed exercise notice together with such other documentation as SGI and the broker, if applicable, shall require to effect an exercise of the Option and delivery to SGI of the sale or loan proceeds required to pay the exercise price.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal

Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7. Termination of Status as an Employee or Consultant. If Optionee ceases to serve as an Employee or Consultant, he or she may, but only within three (3) months after the date he or she ceases to be an Employee or Consultant of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise the Option at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

9. Death of Optionee. In the event of the death of Optionee during the term of this Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued as of the date of death.

10. Transferability of Option. Unless otherwise determined by the Committee to the contrary, this Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11. Term of Option. This Option may not be exercised more than seven (7) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of SGI) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

12. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.

13. Acceleration Upon Change of Control. Notwithstanding provisions of Section 3(a) with respect to option exercisability, in the event of a Change of Control of the Company, this Option shall automatically become exercisable in full if, within twenty-four (24) months after a Change of Control Date, (i) the Optionee is involuntarily terminated by the Company or any successor company (hereinafter, the “Employer”) without Cause or (ii) the Optionee voluntarily resigns from the Employer for Good Reason.

14. Definitions. For purposes of Section 13, the terms “Cause,” “Change of Control,” “Change of Control Date,” and “Good Reason” shall have the meanings set out below:

(a) “Cause” means the termination of employment of an Optionee shall have taken place as a result of:

(i)	any act or acts of dishonesty undertaken by such Optionee and intended to result in gain or personal enrichment of the Optionee, or

(ii)	persistent failure to perform the duties and obligations of such Optionee which is not remedied in a reasonable period of time after receipt of written notice from the Employer, or

(iii)	violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, or

(iv)	use, sale or distribution of illegal drugs on the Employer’s premises, or

(v)	threatening, intimidating, or coercing or harassing fellow employees, or

(vi)	the conviction of such Optionee of a felony.

(b) “Change of Control” of the Company means:

(i)	the acquisition by any Person (as such term is used in Sections 13(d) and 14(d) of the 1934 Act) as Beneficial Owner (as such term is used in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding shares of capital stock of the Company’s then outstanding securities with respect to the election of the directors of the Board.

(ii) During any period of three (3) consecutive years individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of this agreement whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

(c) “Change of Control Date” means the effective date of the Change of Control or such date which the Board shall, by resolution, deem to be the Change of Control Date.

(d) “Good Reason” for voluntary resignation means (i) the Employer reduces by ten percent (10%) or more the Optionee’s compensation at the rate in effect immediately prior to the Change of Control or (ii) without the Optionee’s express written consent, the Employer requires the Optionee to change the location of his or her job or office, so that he or she will be based at a location more then fifty (50) miles from the location of his or her job or office immediately prior to the Change of Control. For these purposes, “Compensation” includes base salary, exclusive of bonus, incentive compensation and shift differential, paid by the Employer as consideration for the Optionee’s service.

SILICON GRAPHICS, INC.

1993 LONG-TERM INCENTIVE STOCK PLAN

NON-STATUTORY STOCK OPTION GRANT AGREEMENT

Silicon Graphics, Inc., a Delaware corporation (“SGI”), has granted to the Optionee named on the attached NOTICE OF GRANT OF STOCK OPTION AND GRANT AGREEMENT (the “NOTICE”) which is incorporated herein by reference, an Option to purchase the total number of shares of Common Stock and at the price determined, both as set forth on the attached NOTICE, and in all respects subject to the terms, definitions and provisions of the 1993 Long-Term Incentive Stock Plan (the “Plan”) adopted by SGI which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

By signing the NOTICE, Optionee acknowledges responsibility of reviewing the terms of the Plan and the related prospectus, copies of which are available at http://www-finance.corp.sgi.com/stock or upon request from Employee Stock Services (MS-645 or stock_support@sgi.com) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee further agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

1. Nature of the Option. This Option is a non-statutory option and is not intended to qualify for any special tax benefits to the Optionee.

2. Exercise Price. The exercise price for each share of Common Stock is as set forth in the attached NOTICE, which price is not less than the fair market value per share of the Common Stock on the date of grant.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(a) Right to Exercise.

(i) Subject to subsection 3(a) (ii) and (iii), below, this Option shall be exercisable to the extent of six and one-quarter percent (6.25%) of the Shares subject to the Option every three months on each quarterly anniversary of the date of grant as set forth in the attached NOTICE.

(ii) This Option may not be exercised for a fraction of a share.

(iii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8, and 9 below.

(b)	Method of Exercise. This Option shall be exercisable by written notice signed by the Optionee and delivered to the Company’s Employee Stock Services group or by using the electronic exercise methods approved from time to time by Employee Stock Services (currently www.optionslink.com). If electronic exercise method is not chosen, such notice shall be in the form of Exhibit A (Stock Exercise Request) found at Employee Stock Services’ web site or upon request. The exercise notice shall be accompanied by payment of the exercise price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

4. Optionee’s Representations. In the event the shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to SGI his or her Investment Representation Statement in the form of Exhibit B, (available in Employee Stock Services) and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)	cash; or

(ii)	check; or

(ii)	surrender of other Shares of Common Stock of SGI of a value equal to the exercise price of the shares as to which the Option is being exercised which, in the case of shares acquired previously upon exercise of an option have been owned by the Optionee for more than six (6) months on the date of surrender; or

(iv)	delivery of a properly executed exercise notice together with such other documentation as SGI and the broker, if applicable, shall require to effect an exercise of the Option and delivery to SGI of the sale or loan proceeds required to pay the exercise price.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of SGI, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7. Termination of Status as an Employee or Consultant. If Optionee ceases to serve as an Employee or Consultant, he or she may, but only within three (3) months after the date he or she ceases to be an Employee or Consultant of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise the Option at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

9. Death of Optionee. In the event of the death of Optionee during the term of this Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued as of the date of death.

10. Transferability of Option. Unless otherwise determined by the Committee to the contrary, this Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11. Term of Option. This Option may not be exercised more than seven (7) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of SGI) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

12. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.

13. Acceleration Upon Change of Control. Notwithstanding provisions of Section 3(a) with respect to option exercisability, in the event of a Change of Control of the Company, this Option shall automatically become exercisable in full if, within twenty-four (24) months after a Change of Control Date, (i) the Optionee is involuntarily terminated by the Company or any successor company (hereinafter, the “Employer”) without Cause or (ii) the Optionee voluntarily resigns from the Employer for Good Reason.

14. Definitions. For purposes of Section 13, the terms “Cause,” “Change of Control,” “Change of Control Date,” and “Good Reason” shall have the meanings set out below:

(a) “Cause” means the termination of employment of an Optionee shall have taken place as a result of:

(i)	any act or acts of dishonesty undertaken by such Optionee and intended to result in gain or personal enrichment of the Optionee, or

(ii)	persistent failure to perform the duties and obligations of such Optionee which is not remedied in a reasonable period of time after receipt of written notice from the Employer, or

(iii)	violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, or

(iv)	use, sale or distribution of illegal drugs on the Employer’s premises, or

(v)	threatening, intimidating, or coercing or harassing fellow employees, or

(vi)	the conviction of such Optionee of a felony.

(b) “Change of Control” of the Company means:

(i)	the acquisition by any Person (as such term is used in Sections 13(d) and 14(d) of the 1934 Act) as Beneficial Owner (as such term is used in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding shares of capital stock of the Company’s then outstanding securities with respect to the election of the directors of the Board.

(ii)	During any period of three (3) consecutive years individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of this agreement whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

(c) “Change of Control Date” means the effective date of the Change of Control or such date, which the Board shall, by resolution, deem to be the Change of Control Date.

(d) “Good Reason” for voluntary resignation means (i) the Employer reduces by ten percent (10%) or more the Optionee’s compensation at the rate in effect immediately prior to the Change of Control or (ii) without the Optionee’s express written consent, the Employer requires the Optionee to change the location of his or her job or office, so that he or she will be based at a location more then fifty (50) miles from the location of his or her job or office immediately prior to the Change of Control. For these purposes, “Compensation” includes base salary, exclusive of bonus, incentive compensation and shift differential, paid by the Employer as consideration for the Optionee’s service.